Exhibit 10.34

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment"), dated as of November 24, 2010, amends and supplements that certain Loan and Security Agreement dated as of January 2, 2008, as amended to date (as so amended, the "Loan Agreement"), between JEFFERSON ELECTRIC, INC., a Delaware corporation ("Borrower"), and JOHNSON BANK ("Bank").

RECITALS

Borrower and Bank desire to amend and supplement the Loan Agreement as provided below.

AGREEMENTS

In consideration of the promises and agreements set forth in the Loan Agreement, as amended hereby, the parties agree as follows:

1.           Definitions and References.  Capitalized terms not otherwise defined herein have the meanings assigned in the Loan Agreement.  All references to the Loan Agreement contained in the Loan Documents shall, upon fulfillment of the conditions specified in Section 3 below, mean the Loan Agreement as amended by this Amendment.

2.           Amendment to Loan Agreement.  Section 5.21 of the Loan Agreement is amended in its entirety to read as follows:

5.21           Tangible Net Worth Plus Subordinated Debt Plus Deferred Tax.  Borrower shall achieve, as of the following dates, a Tangible Net Worth plus Indebtedness contractually subordinated to Bank in a manner satisfactory to Bank plus deferred income tax (calculated in accordance with Financial Accounting Standards Board, Statement of Financial Accounting Standards No. 109) of not less than the following amounts:

Date	Amount
June 30, 2010	($4,500,000)
September 30, 2010	($4,300,000)
December 31, 2010	($4,000,000)
March 31, 2011	($3,800,000)
June 30, 2011	($3,600,000)
September 30, 2011	($3,400,000)
3.           Closing Conditions.  This Amendment shall become effective upon the execution and delivery by Borrower and Bank of this Amendment.

4.           No Waiver.  Borrower agrees that nothing contained herein shall be construed by Borrower as a waiver by Bank of Borrower's compliance with any representation, warranty or covenant contained in the Loan Agreement and that no waiver of any provision of the Loan Agreement by Bank has occurred.  Borrower further agrees that nothing contained herein shall impair the right of Bank to require strict performance by Borrower of the Loan Agreement.

5.           Representations and Warranties.  Borrower represents and warrants to Bank that:

(a)           The execution and delivery of this Amendment are within its corporate power, have been duly authorized by proper corporate action on the part of Borrower, are not in violation of any existing law, rule or regulation of any governmental agency or authority, any order or decision of any court, the charter documents of Borrower or the terms of any agreement, restriction or undertaking to which Borrower is a party or by which it is bound, and do not require the approval or consent of any governmental body, agency or authority or any other person or entity; and

(b)           The representations and warranties of Borrower contained in the Loan Documents are true and correct in all material respects as of the date of this Amendment (except to the extent that such representations and warranties specifically refer only to another date).

6.           Costs and Expenses.  Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses paid or incurred by Bank in connection with the negotiation, preparation, execution and delivery of this Amendment and all documents, instruments and agreements related hereto and thereto, including the reasonable fees and expenses of Bank's counsel.

7.           Full Force and Effect.  The Loan Agreement, except as otherwise expressly amended hereby, remains in full force and effect.

8.           Execution in Counterparts.  This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

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9.           Facsimile Signatures.  Facsimile copies of any party's signature hereto shall be deemed effective execution of this Amendment by such party.

JEFFERSON ELECTRIC, INC.

BY /s/ Thomas Klink
      Its President

JOHNSON BANK

BY /s/ Kenneth Pinckney
      Its Vice President